UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

                                             Date of Report
                                    (Date of earliest event reported)                           April 26, 2010

              REGAL BELOIT CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511
(Address of principal executive offices, including zip code)

           (608) 364-8800
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities.

On April 26, 2010, Regal Beloit Corporation (the “Company”) issued an aggregate of 866,482 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), upon conversion of $37.0 million principal amount (the “Converted Notes”) of the Company’s 2.75% Convertible Senior Subordinated Notes Due 2024.  As permitted by the Indenture, dated as of April 5, 2004, between the Company and U.S. Bank National Association, as supplemented by the First Supplemental Indenture, dated as of December 9, 2004, relating to the Convertible Notes (the “Indenture”), the Company settled the principal amount of the Converted Notes in cash and the premium in shares of Common Stock.  Based on the Conversion Rate (as defined in the Indenture) in effect at the time of the applicable conversions, the premium owing on the Converted Notes equaled 866,482 shares of Common Stock in aggregate.  The issuance of such shares qualified for the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended.  The Company received no additional consideration for the shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously announced, David A Barta, the Company’s Vice President and Chief Financial Officer, will be leaving the Company effective May 14, 2010.  On April 26, 2010, the Company’s Board of Directors appointed Peter J. Rowley, the Company’s Controller, as the Company’s Principal Accounting Officer, with such appointment to be effective May 14, 2010.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On April 26, 2010, the Company held its Annual Meeting of Shareholders for the purpose of electing three Class B Directors and ratifying the selection of Deloitte & Touche LLP as the Company’s independent auditors for 2010.

The voting results on the two matters were as follows:

Election of Class B Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Christopher L. Doerr	32,668,070	132,383	13,454	0
Mark J. Gliebe	32,665,495	135,255	13,157	0
Curtis W. Stoelting	32,669,666	130,788	13,453	0

Ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,468,801	617,365	17,461	1,289,720

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      REGAL BELOIT CORPORATION

             Date:  April 29, 2010                                                                               By: /s/ Paul J. Jones
                        Paul J. Jones
                        Vice President, General Counsel and Secretary